UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-1810

Oppenheimer Global Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2016 Unaudited

	Shares	Value

Common Stocks—98.0%

Consumer Discretionary—14.7%

Automobiles—0.8%
Suzuki Motor Corp.	1,952,200	$68,527,849

Hotels, Restaurants & Leisure—0.8%
International Game
Technology plc	2,849,010	72,706,735

Internet & Catalog Retail—1.3%
JD.com, Inc., ADR[1]	4,365,018	111,046,058

Leisure Products—0.5%
Nintendo Co. Ltd.	202,800	42,394,432

Media—2.8%
Walt Disney Co. (The)	1,760,290	183,457,424

Zee Entertainment Enterprises Ltd.	9,536,044	63,496,067

		246,953,491

Specialty Retail—3.5%
Industria de Diseno
Textil SA	5,422,587	185,048,445

Tiffany & Co.	1,514,018	117,230,414

		302,278,859

Textiles, Apparel & Luxury Goods—5.0%
Brunello Cucinelli
SpA	1,606,386	34,389,803

Kering	665,551	149,206,343

LVMH Moet Hennessy Louis Vuitton SE	1,134,010	216,229,925

Tod’s SpA	444,481	28,898,249

		428,724,320

Consumer Staples—5.4%

Food & Staples Retailing—0.4%
Whole Foods
Market, Inc.	1,094,620	33,670,511

Food Products—2.6%
Nestle SA	1,065,400	76,416,976

Unilever plc	3,664,099	148,213,276

		224,630,252

Household Products—2.4%
Colgate-Palmolive Co.	3,202,128	209,547,257

Energy—1.0%

Energy Equipment & Services—1.0%
Technip SA	1,212,517	86,043,124

	Shares	Value

Financials—22.0%

Capital Markets—7.6%
Credit Suisse Group AG1	2,431,397	$34,717,964

Goldman Sachs Group, Inc. (The)	705,858	169,017,698

S&P Global, Inc.	2,494,143	268,220,138

UBS Group AG	11,802,325	184,764,616

		656,720,416

Commercial Banks—7.1%
Banco Bilbao
Vizcaya Argentaria SA	7,481,350	50,471,550

Citigroup, Inc.	4,404,350	261,750,520

ICICI Bank Ltd.,
Sponsored ADR	15,133,639	113,350,956

Societe Generale SA	2,346,800	115,205,905

Sumitomo Mitsui
Financial Group, Inc.	1,917,100	72,677,371

		613,456,302

Insurance—6.0%
Allianz SE	937,022	154,892,610

Dai-ichi Life Holdings, Inc.	7,721,600	127,933,385

FNF Group	2,208,660	75,006,094

Prudential plc	8,094,230	161,448,741

		519,280,830

Real Estate Management & Development—1.3%
DLF Ltd.	70,934,183	116,452,055

Health Care—15.5%

Biotechnology—6.0%
ACADIA Pharmaceuticals, Inc.[1]	2,296,479	66,230,454

Biogen, Inc.[1]	350,220	99,315,388

BioMarin Pharmaceutical, Inc.[1]	517,814	42,895,712

Bluebird Bio, Inc.[1]	501,239	30,926,446

Circassia Pharmaceuticals plc[1,2]	16,970,348	19,656,452

Gilead Sciences, Inc.	1,271,540	91,054,979

Ionis Pharmaceuticals, Inc.[1]	1,403,626	67,135,432

MacroGenics, Inc.[1]	1,567,284	32,035,285

Sage Therapeutics, Inc.[1]	917,199	46,832,181

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STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Biotechnology (Continued)

Vertex Pharmaceuticals, Inc.[1]	276,547	$20,373,218

		516,455,547

Health Care Equipment & Supplies—1.9%
Swiss Medical SA1,2,3	526,084,560	46,409,075

Zimmer Biomet Holdings, Inc.	1,088,584	112,341,869

		158,750,944

Health Care Providers & Services—4.7%
Aetna, Inc.	2,053,369	254,638,290

Anthem, Inc.	1,067,442	153,466,136

		408,104,426

Pharmaceuticals—2.9%
Bayer AG	1,166,182	121,663,013

Roche Holding AG	341,103	77,721,412

Shire plc	934,432	52,950,688

		252,335,113

Industrials—12.8%

Aerospace & Defense—2.7%
Airbus Group SE	3,561,898	235,080,161

Air Freight & Couriers—1.3%
United Parcel Service, Inc., Cl. B	988,560	113,328,518

Airlines—0.5%
International Consolidated Airlines Group SA	8,170,710	44,311,279

Building Products—1.4%
Assa Abloy AB, Cl. B	6,621,069	122,820,797

Construction & Engineering—0.4%
FLSmidth & Co. AS	797,893	33,074,460

Electrical Equipment—3.3%
Emerson Electric Co.	1,177,750	65,659,562

Nidec Corp.	2,081,216	178,984,676

Prysmian SpA	1,573,224	40,383,640

		285,027,878

Industrial Conglomerates—2.4%
3M Co.	822,330	146,843,468

Siemens AG	504,583	62,024,278

		208,867,746

Machinery—0.8%
FANUC Corp.	399,800	67,606,444

	Shares	Value

Information Technology—24.1%

Electronic Equipment, Instruments, &
Components—6.4%
Keyence Corp.	254,153	$174,140,224

Kyocera Corp.	2,292,000	113,681,019

Murata Manufacturing Co. Ltd.	1,738,704	231,538,237

TDK Corp.	505,400	34,655,384

		554,014,864

Internet Software & Services—8.1%
Alphabet, Inc., Cl. A1	290,790	230,436,536

Alphabet, Inc., Cl. C1	301,603	232,783,227

Facebook, Inc., Cl. A1	1,568,040	180,403,002

Twitter, Inc.[1]	3,659,440	59,648,872

		703,271,637

IT Services—1.1%
Earthport plc[1,2]	46,902,132	12,271,809

PayPal Holdings, Inc.[1]	2,030,468	80,142,572

		92,414,381

Semiconductors & Semiconductor
Equipment—2.0%
Maxim Integrated Products, Inc.	4,507,933	173,870,976

Software—6.5%
Adobe Systems,
Inc.[1]	1,448,354	149,108,044

Intuit, Inc.	1,753,750	200,997,288

SAP SE	2,390,651	208,931,194

		559,036,526

Materials—1.0%

Chemicals—1.0%
Linde AG	524,199	85,955,051

Telecommunication Services—1.5%

Wireless Telecommunication Services—1.5%
KDDI Corp.	5,151,300	130,059,554

Total Common Stocks (Cost $4,681,439,276)		8,476,818,793

Preferred Stocks—2.0%

Bayerische Motoren
Werke (BMW) AG,
Preference	2,140,141	164,150,112

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	Shares	Value

Preferred Stocks (Continued)

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	29,407,492	$4,241,923

Total Preferred Stocks (Cost $70,799,258)		168,392,035

Total Investments,at Value (Cost $4,752,238,534)	100.0%	8,645,210,828

Net Other Assets (Liabilities)	0.0	3,987,824

Net Assets	100.0%	$8,649,198,652

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2016	Gross Additions	Gross Reductions	Shares December 31, 2016
Circassia Pharmaceuticals plc	16,970,348	—	—	16,970,348
Earthport plc	46,902,132	—	—	46,902,132
Oppenheimer Institutional
Government Money Market Fund, Cl. E	28,107,943	106,662,701	134,770,644	—
Swiss Medical SA	526,084,560	—	—	526,084,560

			Value	Income
Circassia Pharmaceuticals plc			$19,656,452	$—
Earthport plc			12,271,809	—
Oppenheimer Institutional Government Money Market
Fund, Cl. E			—	2,268
Swiss Medical SA			46,409,075	—
Total			$78,337,336	$2,268

3. Restricted security. The aggregate value of restricted securities at period end was $46,409,075, which represents 0.54% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
Swiss Medical SA	5/16/94-7/10/02	$30,390,000	$46,409,075	$16,019,075

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$3,968,367,510	45.9%
Japan	1,242,198,575	14.4
France	801,765,458	9.3

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STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Germany	$797,616,257	9.2%
United Kingdom	458,608,293	5.3
Switzerland	373,620,967	4.3
India	297,541,002	3.5
Spain	235,519,995	2.7
Sweden	122,820,797	1.4
China	111,046,058	1.3
Italy	103,671,692	1.2
Ireland	52,950,688	0.6
Argentina	46,409,076	0.5
Denmark	33,074,460	0.4

Total	$8,645,210,828	100.0%

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NOTES TO STATEMENT OF INVESTMENTS December 31, 2016 Unaudited

1. Organization

Oppenheimer Global Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official

5          OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific

6          OPPENHEIMER GLOBAL FUND

3. Securities Valuation (Continued)

fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

7          OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$484,440,631	$788,191,113	$—	$1,272,631,744
Consumer Staples	243,217,768	224,630,252	—	467,848,020
Energy	—	86,043,124	—	86,043,124
Financials	887,345,406	1,018,564,197	—	1,905,909,603
Health Care	1,017,245,390	271,991,565	46,409,075	1,335,646,030
Industrials	325,831,548	784,285,735	—	1,110,117,283
Information Technology	1,307,390,517	775,217,867	—	2,082,608,384
Materials	—	85,955,051	—	85,955,051
Telecommunication Services	—	130,059,554	—	130,059,554
Preferred Stocks	4,241,923	164,150,112	—	168,392,035

Total Assets	$4,269,713,183	$4,329,088,570	$46,409,075	$8,645,210,828

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

8          OPPENHEIMER GLOBAL FUND

4. Investments and Risks (Continued)

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds. At period end, the Fund had no holdings in IGMMF.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

9          OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$4,771,001,606

Gross unrealized appreciation	$4,368,929,800
Gross unrealized depreciation	(494,720,578)

Net unrealized appreciation	$3,874,209,222

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Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date: 2/17/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date: 2/17/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date: 2/17/2017